PRIVATE & CONFIDENTIAL

Relationship Manager: Mr Kaden Ang
Contact No: 6878 5450

10 Jul 2019

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
101 Tuas South Avenue 2
Singapore 637226

Attn: Mr Quek Leng Chuang

Dear Sirs

BANKING FACILITY(IES)

1. We refer to our facility letter dated 25 Jul 2018 (the "Existing Facility Letter").

2. We wish to inform you that the facility(ies) offered to you shall be revised as follows (collectively, the "Facility(ies)") with immediate effect:

FACILITY(IES)

		EXISTING LIMITS (S$)	REVISED LIMITS (S$)
(a)	**UNCOMMITTED FACILITIES**		
(i)	Revolving Credit Facility I	1,000,000/-	-
(ii)	Letters of Guarantee I ("LG I") Facility	700,000/-	700,000/-
(b)	**COMMITTED FACILITIES**	**EXISTING LIMITS (S$)**	**REVISED LIMITS (S$)**
(i)	Term Loan I ("TL I")	6,300,000/-	6,300,000/-

3. Save and except as varied above, all other terms and conditions governing the Facility(ies) as stipulated in the Existing Facility Letter shall remain unchanged and continue in full force and effect.

4. This letter serves as notification of our agreement as set out above and no further action is required from you. By continuing to utilise the Facility(ies) after the date of this letter, you have signified your acceptance and agreement to be bound by the terms and conditions set out in this letter.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
10 Jul 2019

We are pleased to be of service to you.

Yours faithfully

QUEK HUAY MIN
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

cc Quek Leng Chuang
Siva Kumar S/O Avadiar

BSU/SC/LLH
00000030430-0000-SG (01)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E